UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.   )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

VIGGLE INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

VIGGLE INC.
902 Broadway, 11th Floor
New York, New York

NOTICE OF WRITTEN CONSENT IN LIEU OF 2012 ANNUAL MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given to you that our board of directors has approved and the holders of a majority of the outstanding shares of our common stock have approved by written consent in lieu of an annual stockholders’ meeting for the fiscal year 2012 the following corporate actions:  (1) re-election of the following seven (7) incumbent directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified: (a) Robert F.X. Sillerman, (b) Benjamin Chen, (c) Peter Horan, (d) John D. Miller, (e) Mitchell J. Nelson, (f) Joseph F. Rascoff and (g) Harriet Seitler,  (2) approval of an amendment to the Company’s 2011 Executive Incentive Plan  increasing the number of shares of common stock reserved and available for issuance thereunder from 15,000,000 to 30,000,000 shares, and (3) ratification of the appointment of BDO USA LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2013.

Because the holders of a majority of the outstanding shares of our common stock, being 71.53%, approved the foregoing corporate actions pursuant to a written consent, our board of directors believes it is not in the best interest of our company and stockholders to incur the costs of holding an annual stockholders’ meeting for the fiscal year 2012 or of soliciting proxies or consents from additional stockholders in connection with these corporate actions. Based on the foregoing, our board of directors has determined not to call an annual stockholders’ meeting for the fiscal year 2012.

This Notice,  the accompanying Information Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is being made available on or about December 21, 2012  to all of our stockholders of record at the close of business on December 13, 2012.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders.

By Order of the Board of Directors,

_____________________________
Mitchell J. Nelson
Secretary

December 24, 2012

INFORMATION STATEMENT
OF
VIGGLE INC.
902 Broadway, 11th Floor
New York, New York

NOTICE OF WRITTEN CONSENT IN LIEU OF 2012 ANNUAL MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Viggle Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), is making this Information Statement available on or about December 21, 2012  to all of the Company’s stockholders of record as of December 13, 2012 (the “record date”).  As of the record date, 76,470,041 shares of our common stock were issued and outstanding.

Each outstanding share of our common stock is entitled to one vote per share. Holders of 71.53% of the outstanding shares of our common stock have approved by written consent in lieu of an annual stockholders’ meeting (the “Written Consent”) the following corporate actions:  (1) re-election of the following seven (7) incumbent directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified: (a) Robert F.X. Sillerman, (b) Benjamin Chen, (c) Peter Horan, (d) John D. Miller, (e) Mitchell J. Nelson, (f) Joseph F. Rascoff and (g) Harriet Seitler,  (2) approval of an amendment to the Company’s 2011 Executive Incentive Plan  increasing the number of shares of common stock reserved and available for issuance thereunder from 15,000,000 to 30,000,000 shares, and (3) ratification of the appointment of BDO USA LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2013.

This Information Statement is being made available pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of our common stock who were entitled to consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because holders of approximately 71.53% of the outstanding shares of our common stock have executed the Written Consent, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under the DGCL and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company.  The DGCL provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our board of directors has determined not to call an annual meeting of stockholders in the fiscal year 2012. The board of directors believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. There are no appraisal rights as a result of the approval of these actions.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is also being made available to our stockholders of record as of the record date.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding shares of common stock was required to approve the corporate actions set forth in the Written Consent. Our Certificate of Incorporation does not authorize cumulative voting. As of the record date, 76,470,041 shares of our common stock were issued and outstanding, of which 38,235,022 shares were required to pass any stockholder resolutions. The consenting stockholders, who consist of Robert F.X. Sillerman, our Executive Chairman and Chief Executive Officer, and his affiliates, were collectively the record and/or beneficial owners of 54,697,455 shares of the outstanding shares of our common stock outstanding on the record date, which represented 71.53% of the issued and outstanding shares of our common stock as of that date. Pursuant to Section 228 of the DGCL, the consenting stockholders voted in favor of the actions described herein in a written consent, dated the record date, attached hereto as Annex A. No consideration was paid for any stockholder’s consent.  Mr. Sillerman’s  beneficial holdings our outstanding common stock are set forth in the table under “Security Ownership of Certain Beneficial Owners and Management” included elsewhere in this Information Statement.

ACTION NO. 1

ELECTION OF DIRECTORS

Our board of directors currently consists of seven members, all of whom are being re-elected pursuant to the Written Consent.  The directors will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.   Our board of directors, based on the recommendation of the nominating and governance committee,  nominated each of Robert F.X. Sillerman, Benjamin Chen, Peter C. Horan, John D. Miller, Mitchell J. Nelson, Joseph F. Rascoff, and Harriet Seitler for re-election pursuant to the Written Consent.

When analyzing whether directors and nominees for election by the holders of our common stock have the experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth on pages 6 and 7 in this Information Statement. In particular, the board selected Mr. Sillerman to serve as a director because he is our company’s Chief Executive Officer and Executive Chairman and believes he possesses significant entertainment and financial expertise, which will benefit our company.  The Board of Directors has selected Mr. Chen as a director because it believes his experience in technology and startup businesses will benefit the Company.  Mr. Horan was selected as a director because the Board of Directors believes that his technology, internet and advertising experience will benefit the Company.  The Board of Directors believes that Mr. Miller’s venture capital and financial experience will benefit the Company, and have selected him as a director for that reason.  The Board has selected Mr. Nelson as a director because it believes his legal and business experience will benefit the Company.  The Board of Directors believes that Mr. Rascoff’s business and entertainment experience and financial expertise will benefit the Company and, therefore, has selected him as a director.  The Board of Directors selected Ms. Seitler as a director because it believes that her experience in TV and digital media, sponsorships and marketing will benefit the Company.

Under the DCGL and our Bylaws, the Written Consent is sufficient to elect all nominees to our board of directors without the vote or consent of any of the other stockholders of the Company.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth the nominees  for director, and our executive officers and each such person’s age and positions with the Company as of the record date.

Directors

Name	Age	Position
Robert F.X. Sillerman	64	Director*
Mitchell J. Nelson	64	Director*
Benjamin Chen	48	Director
Peter Horan	57	Director
John D. Miller	67	Director
Joseph F. Rascoff	67	Director
Harriet Seitler	56	Director
____________
* Also an executive officer (see below)

Executive Officers

Robert F.X. Sillerman	64	Executive Chairman and Chief Executive Officer**
Kevin Arrix	43	Chief Revenue Officer
Gregory Consiglio	46	President and Chief Operating Officer
Mitchell J. Nelson	64	Executive Vice President, General Counsel, Secretary**
John Small	44	Chief Financial Officer
__________
** Also a director (see above)

The business experience of each such person is set forth below.

Robert F.X. Sillerman was elected a Director of the Company and Executive Chairman of the Board of Directors effective as of February 7, 2011 and Chief Executive Officer effective June 19, 2012.  He has, since January 2008, served as Chairman and Chief Executive Officer of Circle Entertainment Inc. and, since November 1, 2012, served as Executive Chairman of SFX Holding Corporation.  Mr. Sillerman also served as the Chief Executive Officer and Chairman of CKX from February 2005 until May 2010. From August 2000 to February 2005, Mr. Sillerman was Chairman of FXM, Inc., a private investment firm. Mr. Sillerman is the founder and has served as managing member of FXM Asset Management LLC, the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds, from November 2003 through April 2010. Prior to that, Mr. Sillerman served as the Executive Chairman, a Member of the Office of the Chairman and a director of SFX Entertainment, Inc., from its formation in December 1997 through its sale to Clear Channel Communications in August 2000.

Benjamin Chen was initially appointed as a Non-Executive Board Member of the Company on February 15, 2011. Mr. Chen is a leader in business and technology.  Mr. Chen was the Founder of Mochila, Inc., a leading digital content and syndication platform, and served as its Chairman and CEO from November 2001 until August 2012.  Mr. Chen previously founded multiple internet and marketing related businesses, including AppGenesys, Inc., serving as its CEO/CTO from January 2000 until August 2001.  He served as CTO/CIO from 1996 until 2000 at iXL Enterprises, Inc. a strategic interactive agency (now part of Publicis), where he served on the management team that took the company public in 1999. Previously he was at Ironlight Digital Corporation, serving as its CTO from 1995 until 1996.  Mr. Chen has worked as an external entrepreneur in residence for JP Morgan and Mission Ventures, as well as an advisor for GE Capital.   On August 13, 2012, he was appointed to the Office of the Chairman of the Company. Mr. Chen resigned from the office of the Chairman on December 21, 2012.

Peter C. Horan was appointed as a Non-Executive Board Member of the Company on February 15, 2011.  Mr. Horan is currently the Executive Chairman of Halogen Network, a next generation digital media company, a position he has held since February 2010.  Additionally, he is a director of Tree.com.  Mr. Horan has served as CEO of many internet companies, including Goodmail Systems, Inc. from 2008 to 2010.  Previously, Mr. Horan was CEO of IAC’s Media and Advertising group from 2007 to 2008.  He was CEO of AllBusiness.com from 2005 to 2007.  As CEO of About.com from 2003 to 2005, Mr. Horan led the sale of the company to the New York Times Company. Mr. Horan was CEO of DevX.com from 2000 to 2003.  Previously at International Data Group, he served as Senior Vice President from 1991 until 2000, where he was also the publisher of their flagship publication Computerworld.  He held senior account management roles at leading advertising agencies including BBD&O and Ogilvy & Mather.

John D. Miller was appointed as a Non-Executive Board Member of the Company on February 15, 2011.  Mr. Miller served as a director of Circle Entertainment Inc. from January 2009 until August 2012. Mr. Miller is the Chief Investment Officer of W.P. Carey & Co. LLC, a net lease real estate company. Mr. Miller is also a founder and Non-Managing Member of StarVest Partners, L.P., a $150 million venture capital investment fund formed in 1998. From 1995 to 1998 Mr. Miller was President of Rothschild Ventures Inc., the private investment unit of Rothschild North America, a subsidiary of the worldwide Rothschild Group. He was also President and CEO of Equitable Capital Management Corporation, an investment advisory subsidiary of The Equitable, where he worked for 24 years beginning in 1969. From February 2005 through January 2009, when he resigned, Mr. Miller served as a director of CKX, Inc.  Mr. Miller became a director of SFX Holding Corporation in October, 2012.

Mitchell J. Nelson was appointed Director, Executive Vice President, General Counsel, and Secretary on February 7, 2011.  Mr. Nelson also serves as Executive Vice President, General Counsel and Secretary of Circle Entertainment, Inc., having served in such capacity since January 2008, and served as President of its wholly-owned subsidiary, FX Luxury Las Vegas I, LLC (which was reorganized in bankruptcy) in 2010.  He also served as President of Atlas Real Estate Funds, Inc., a private investment fund which invested in United States-based real estate securities, from 1994 to 2008, and as Senior Vice President, Corporate Affairs for Flag Luxury Properties, LLC from 2003.  Prior to 2008, Mr. Nelson served as counsel to various law firms, having started his career in 1973 at the firm of Wien, Malkin &Bettex.  At Wien, Malkin &Bettex, which he left in 1992, he became a senior partner with supervisory responsibility for various commercial real estate properties. Mr. Nelson is an Adjunct Assistant Professor of Real Estate Development at Columbia University.  He was a director of The Merchants Bank of New York and its holding company until its merger with, and remains on the Advisory Board of, Valley National Bank. Additionally, he has served on the boards of various not-for-profit organizations, including as a director of the 92nd Street YMHA and a trustee of Collegiate School, both in New York City.

Joseph F. Rascoff was appointed as a Non-Executive Board Member of the Company on February 15, 2011.  Mr. Rascoff is the co-founder of The RZO Companies, and since 1978 has been representing artists in recording contract negotiations, music publishing administration, licensing, royalty compliance, and worldwide touring. From 1974 to 1978, Mr. Rascoff was a partner in Hurdman and Cranstoun, a predecessor accounting firm of KPMG. Mr. Rascoff has been an Advisory Director of Van Wagner Communications LLC since 2005.  He has served as a Trustee of The University of Pennsylvania (1992-1996), is on the Board of Overseers of the University of Pennsylvania Libraries, and is a Trustee and former President of the Board of Trustees of The Bishop’s School, La Jolla, California.  Mr. Rascoff became a director of SFX Holding Corporation in October, 2012.

Harriet Seitler was appointed as a Non-Executive Board Member of the Company on February 15, 2011.  Ms. Seitler is currently Executive Vice President for Oprah Winfrey’s Harpo Studios.  Joining Harpo over 15 years ago in 1995, Ms. Seitler is responsible for marketing, development of strategic brand partnerships, and digital extensions for the Oprah Winfrey Show.  Ms. Seitler was also instrumental in the development and launch of “The Dr. Oz Show”.  Prior to working at Harpo, Ms. Seitler served as Vice President, Marketing at ESPN from 1993 to 1994.  She was responsible for the branding of ESPN, SportsCenter, as well as the branding and launch of ESPN2.  Ms. Seitler began her career at MTV Networks serving from 1981 to 1993 in marketing and promotions, rising to the rank of Senior Vice President.  At MTV, Ms. Seitler pioneered branded entertainment initiatives and built major new franchises such as the MTV Movie Awards and MTV Sports.  Ms. Seitler has served on the Board of Directors of The Oprah Winfrey Foundation, and is currently a board member of Sharecare.com.

Kevin Arrix serves as the Company’s Chief Revenue Officer.  Mr. Arrix joined Viggle Inc. after spendingnine years  as EVP, Digital Advertising at MTV Networks, wherehe was in charge of sales, operations, marketing and product development for various Viacom brands including MTV, Nickelodeon & Comedy Central. Prior to MTV Networks, Kevin held positions at CBS Sports Line and Turner Broadcasting.

Gregory Consiglio, the Company's President and Chief Operating Officer, joined the Company in May 2011 as Head of Business Development.  He was named President and Chief Operating Officer on November 1, 2012.  Prior to joining the Company, Mr. Consiglio was most recently Executive Vice President of Business Development at Ticketmaster, where he oversaw teams responsible for new business initiatives including online affiliate sales and marketing, online sponsorships, advertising sales, third party alliances, resale sponsorships, and the creation and management of new revenue streams beyond ticketing.   In 2006, prior to joining Ticketmaster, Mr. Consiglio led Corporate Development for GoFish, an online video network, and was the CEO of Wellness Solutions International, a provider of online sales and marketing systems to the direct sales industry. Previously he spent seven years at America Online serving in a variety of business development and operating roles including Managing Director, AOL Asia based in Hong Kong, China. Greg left AOL in 2003 as Senior Vice President, overseeing International Operations and Business Development.  His early career included roles in the consulting practice of KPMG and government affairs for Nortel and advising companies on new market development strategies.

John Small was named as the Company's Head of Corporate Strategy and Development in August 2011 and was named as Chief Financial Officer and Principal Accounting Officer on September 10, 2012.  Mr. Small came to the Company after serving as a Senior Asset Manager for GLG Partners from April 2000 until August 2011.  At GLG Partners, Mr. Small was responsible for TMT and Renewable Energy positions. John Small is on the Board of Directors of ViSole, and has previously served on the Boards of Directors of Loyalty Alliance, Infinia Corporation, PayEaseCorporation, New Millenium Solar Equipment Co., and ShortList Media Ltd.

Corporate Governance Guidelines and Director Independence

The Company has Corporate Governance Guidelines which provide, among other things, that a majority of the members of our board of directors must meet the criteria for independence required by The NASDAQ Global Market.  Although our common stock is not listed on The NASDAQ Global Market, we voluntarily choose to comply with these criteria.  The NASDAQ Global Market requires that a majority of our board of directors qualify as “independent” and that the Company shall at all times have an audit committee, compensation committee and nominating and corporate governance committee, which committees will be made up entirely of independent directors.

Messrs. Horan, Miller and Rascoff and Ms. Seiler, whose biographical information is included above under the heading “Information Regarding Directors and Executive Officers”  are incumbent directors and director nominees who qualify as independent director under the applicable rules of The NASDAQ Global Market.

The Corporate Governance Guidelines also outline director responsibilities, provide that the board of directors shall have full and free access to officers and employees of the Company and require the board of directors to conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Corporate Governance Guidelines can be found on the Company’s website at www.viggle.com.

Board Leadership Structure

The Board belives the interests of all stockholders are best served at the present time through a leadership model with a combined Chairman and CEO position.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics, which is applicable to all our employees and directors, including our principal executive officer, chief financial officer, principal accounting officer, controller and persons performing similar functions. The Code is posted on our website at www.viggle.com.

We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions by posting such information on our website at www.viggle.com.

Meetings and Committees of the Board of Directors

During the fiscal year ended June 30, 2012, the board of directors held six (6) meetings and acted by unanimous written consent eight (8) times. Each of Messrs. Sillerman, Chen, Horan, Miller, Nelson, Rascoff and Ms. Seitler attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he or she served that were held during 2012.

The following chart sets forth the current membership of each board committee. The board of directors reviews and determines the membership of the committees at least annually.

Committee	Members

Audit Committee	Peter Horan John D. Miller Joseph F. Rascoff (Chairman)

Compensation Committee	Peter Horan John D. Miller (Chairman)

Nominating and Corporate Governance Committee	John D. Miller (Chairman) Harriet Seitler

Information about the committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

The Audit Committee is currently comprised of Messrs. Horan, Miller and Rascoff. Mr. Rascoff is the Chairman of the Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the selection of our outside auditors, review of the financial reports and other financial information we provide to the public, our systems of internal accounting, financial and disclosure controls and the annual independent audit of our financial statements. The Audit Committee met four (4) times during the fiscal year ended June 30, 2012.

All members of the Audit Committee are independent within the meaning of the rules and regulations of the SEC, and our Corporate Governance Guidelines. In addition, Mr. Rascoff is qualified as an audit committee financial expert under the regulations of the SEC and has the accounting and related financial management expertise required by our Corporate Governance Guidelines. The Audit Committee’s charter can be found on the Company’s website at www.viggle.com.

Compensation Committee

We have a standing Compensation Committee currently comprised of Messrs. Horan and Miller. The Compensation Committee represents our Company in reviewing and approving the executive employment agreements with our Chief Executive Officer, President, Principal Accounting Officer and General Counsel. The Compensation Committee also reviews management’s recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the board of directors with respect thereto. The Compensation Committee also administers the Company’s stock option and incentive plans, including our 2011 Executive Incentive Plan. All members of the Compensation Committee are independent within the meaning of the rules and regulations of the SEC and our Corporate Governance Guidelines. The Compensation Committee’s charter can be found on the Company’s website at www.viggle.com. During the fiscal year ended June 30, 2012, the Compensation Committee met once and acted by unanimous consent five times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Mr. Miller and Ms. Seitler. Mr. Miller is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to the board for election as directors of our Company, including the slate of directors proposed by our board of directors for election by stockholders. The Nominating and Corporate Governance Committee also advises and makes recommendations to the board of directors on all matters concerning directorship practices and recommendations concerning the functions and duties of the committees of the board of directors. To assist in formulating such recommendations, the Nominating and Corporate Governance Committee utilizes feedback that it receives from the board of directors’ annual self-evaluation process, which it oversees and which includes a committee and director self-evaluation component. The Nominating and Corporate Governance Committee developed and recommended to the board of directors Corporate Governance Guidelines and will review, on a regular basis, the overall corporate governance of our Company. The Nominating and Corporate Governance Committee met 2 times during the fiscal year ended June 30, 2012.

All members of the Nominating and Corporate Governance Committee are independent within the meaning of our Corporate Governance Guidelines.  The Nominating and Corporate Governance Committee’s charter can be found on the Company’s website at www.viggle.com.

When considering the nomination of directors for election, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the board of directors. The Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates. The Nominating and Corporate Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees.

Communications by Stockholders with Directors

The Company encourages stockholder communications to our board of directors and/or individual directors. Stockholders who wish to communicate with our board of directors or an individual director should send their communications to the care of Mitchell J. Nelson, Secretary, Viggle Inc., 902 Broadway, New York, New York 10010. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Nelson will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Nelson.

COMPENSATION OF DIRECTORS

Employee directors do not receive any separate compensation for their board service. Non-employee directors receive the compensation described below.

Each of our non-employee directors will receive an annual fee of $80,000, which includes attendance fees for four meetings a year. Each non-employee director will also receive an additional $7,500 for attendance at additional Board Meetings (over four). The chairperson of the Audit Committee will receive an additional fee of $15,000 per annum and the chairpersons of each other committee will receive an additional fee of $5,000 per annum. Each of the other members of the Audit Committee will receive $3,000 per annum and the other members of each of the other committees will receive a fee of $1,000 per annum. All fees described above were payable in cash for calendar year 2011.  In calendar 2012, directors could elect to receive up to 100% of their compensation in cash equity and can elect to take their payments in any form of any equity instrument available and permissible under the Company's stock incentive plan.  All equity is priced based on the closing price on the last day of each fiscal quarter.  Election with respect to any quarterly payment in equity must be made before the end of the quarter.  The directors elected cash for their payments for the fiscal year ending June 30, 2012, except that due to cash constraints, they subsequently agreed to accept options as payment of director fees for the last quarter of the fiscal year, which options were priced as of the date of grant.

The total compensation earned by our non-employee directors during fiscal year 2012 is shown in the following table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Benjamin Chen	59		1,105	—	1,164
Peter Horan	62		1,105	—	1,167
John D. Miller	69		1,105	—	1,174
Joseph Rascoff	71		1,105	—	1,176
Harriet Seitler	60		1,105	—	1,165
___________
(1)           The amount reflects the aggregate grant date fair value of the option awards and stock awards granted during the fiscal year, computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of the option awards and stock awards in note 10 to the notes to our financial statements. There can be no assurance that awards will vest or options will be exercised (in which case no value will be realized by the individual), or that the value upon exercise or vesting, as applicable, will approximate the aggregate grant date fair value.

Compensation Discussion and Analysis

Overview

The following discussion and analysis of the compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

The compensation provided to our named executive officers for the fiscal year ended June 30, 2012 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follows this section. This section explains our executive compensation philosophy and objectives, our compensation-setting process, and the elements of our compensation program.

Our named executive officers for the fiscal year ended June 30, 2012 were:

Robert F.X. Sillerman

John Small

Janet Scardino

Christopher Stephenson

Gregory Consiglio

William B. Manning

In June of 2012, Ms. Scardino was removed as our chief executive officer.

Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide a compensation program that attracts and retains our executive officers, including our named executive officers, and to motivate them to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. We strive to provide compensation packages to our executive officers that are competitive, reward achievement of our business objectives, and align executive and stockholder interests through equity ownership.

Our executive compensation program is designed to achieve the following principal objectives:

●           attract, motivate and retain qualified executives to support growth objectives,

●           provide total compensation that is competitive with the market for companies at our stage of development while remaining internally equitable and fair,

●           ensure that our executive compensation program is aligned with operational performance and business goals, and

●           align the executive compensation program with our stockholders' interests.

Compensation-Setting Process

Role of the Board of Directors and Compensation Committee

The initial compensation arrangements with our executive officers, including the named executive officers, have been determined in negotiations with each individual executive when such executive joined us. Typically, the Board of Directors or our CEO, with the approval of the Board, has been responsible for negotiating these arrangements.

With respect to continuing executive compensation arrangements, because we are a young company, very few changes have been made to the compensation arrangements of our named executive officers since they first joined the company.

In February 2011, we established a compensation committee (the “Committee”) of our Board of Directors that has assumed responsibility for overseeing our executive compensation program and will approve the compensation of our CEO and our executive officers. Going forward, the Committee will be responsible for annually reviewing and approving compensatory arrangements for our named executive officers.  The Committee also acts as administrator of our equity compensation plans.

Role of Compensation Consultant

The Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

For fiscal 2012, the Committee retained Pearl Meyer & Partners (“PM&P”), an international compensation consulting firm.  PM&P serves at the discretion of the Committee.  The Committee considered PM&P's independence.  PM&P does not provide the Company with any services other than that provided to or on behalf of the Committee related to executive compensation.  During fiscal 2012, PM&P provided guidance to the Committee with respect to survey data for executive compensation trends and for equity grants for named executive officers.  Prior to engaging this firm, our Board of Directors had not retained a compensation consultant for any services or recommendations related to executive compensation decisions.

As our business continues to evolve, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve as will our process for establishing executive compensation. In the future, the Committee may continue to retain PM&P or another compensation consultant to advise us regarding our executive compensation program to ensure that it remains properly aligned with our ongoing business strategy and that the pay mix and levels are competitive with current market practices.

Executive Compensation for the Fiscal Year ended June 30, 2012

As an early-stage company, the Committee has largely left unchanged the compensation of each named executive officer as negotiated with each named executive officer as they joined us.  Therefore, the Committee did not undergo a benchmark analysis.  However, in the future, the Committee may undertake benchmarking to determine total compensation or elements of compensation.  In the future, if equity grants are awarded to named executive officers, the Committee will consider benchmarking such grants against comparable companies and/or survey data.

Elements of Executive Compensation

Our compensation program for our named executive officers reflects our stage of development as an emerging company that launched its first product in January of 2012.  As an early stage company, we have emphasized the use of equity in the form of stock options to incentivize our named executive officers to focus on our growth and create sustainable long-term stockholder value. Our founders were initially incentivized through restricted stock. We believe that equity awards offer our named executive officers a valuable long-term incentive that aligns their interests with the interests of our stockholders.

We also offer cash compensation to our named executive officers in the form of a base salary at levels that we believe (at the time we hired the executive), based on the experience and knowledge of our Board of Directors and our management team, were competitive for our stage of development and industry.

In addition, with respect to Mr. Sillerman and Ms. Scardino, who joined us at our inception, we considered the following material factors: (i) we were a shell with no business, operations, assets or revenues when they joined; (ii) our future success would depend greatly on the vision and leadership of Mr. Sillerman and Ms. Scardino; (iii) each of Mr. Sillerman and Ms. Scardino had been working during the previous six months assembling the ideas for our new direction; (iv) viewing us as a start-up, the risk that Mr. Sillerman and Ms. Scardino would be foregoing other opportunities to undertake the responsibilities for leading our business; (v) the cash compensation of each of Mr. Sillerman and Ms. Scardino at their prior jobs; (vi) the need to supplement the executive's cash compensation with stock awards; and (vii) the vesting of stock awards to ensure that each executive stay with us for an extended period of time.

Base Salaries

Base salaries provide our named executive officers with a fixed amount of consistent compensation and are an important motivating factor in attracting and retaining these individuals. Mr. Sillerman, Ms. Scardino and Mr. Stephenson each had initial employment agreements which specified annual increases.  Other than those instances, we do not apply specific formulas to determine adjustments to base salary. Other than such contractually-required adjustments, we have not made any adjustments to the base salaries of our named executive offices.

Annual Bonus Compensation

While the employment agreements of certain of our named executive officers provided for annual bonuses to be paid at our discretion, we have not to date paid any annual bonus amounts.

Equity-Based Incentive Compensation

We use restricted stock and stock options to attract, motivate, and incentivize the executive talent necessary to accomplish our business objectives while also providing a significant long-term interest in our success by rewarding the creation of stockholder value. Vesting for restricted stock and stock options is based on continued employment with us, generally over three to four years, thereby also encouraging the retention of our executive officers.

Historically, we have not applied a formula to determine the size of equity incentive awards granted to our named executive officers. Instead, the grants have been negotiated with each executive when the executive has joined us.  This negotiation of such equity incentive awards has been approved by the Committee, taking into account, among other factors, the role and responsibility of the individual executive officer and the competitive market for the executive officer's position.

During the fiscal year ended June 30, 2012, we issued a discretionary grant of stock options to employees.  As part of that discretionary grant, we granted options to purchase 225,000 shares for each of Mr. Stephenson and Mr. Consiglio. In addition, after the end of the fiscal year ended June 30, 2012, the Committee approved an additional discretionary grant of stock options to employees on August 30, 2012.  As part of such discretionary grant, Mr. Small received options to purchase 1,250,000 shares of our stock, Mr. Consiglio received options to purchase 887,500 shares of our stock, Mr. Stephenson received options to purchase 862,500 shares of our stock and Mr. Manning received options to purchase 312,500 shares of our stock.  These grants vest over three years.  In making such determinations, the Committee considered the factors above, along with the size of the equity awards initially provided to each such executive when they joined us.

Retirement and Other Benefits

Our named executive officers receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. These benefits include medical, dental, and vision benefits; health savings accounts; short-term and long-term disability insurance; accidental death and dismemberment insurance; and basic life insurance.

Our named executive officers are eligible to participate in our 401(k) retirement savings plan on the same basis as our other employees who satisfy the plan's eligibility requirements.

We have also offered certain relocation benefits to our executive officers in appropriate cases.

Generally, we have not provided perquisites or other personal benefits to our named executive officers, other than those offered to our other salaried employees.

Employment Agreements

The material terms of the employment agreements of each of the named executive officers are described in detail in this Information Statement under the heading “Employment Agreements.”

Potential Payments upon Termination

The terms of the employment agreements for each of the named executive officers as they relate to potential payments on termination are described in detail elsewhere in this Information Statement under the heading “Potential Payments upon Termination without Cause or Change-in-Control.”

Tax and Accounting Considerations.

We recognize a charge to earnings for accounting purposes for equity awards over their vesting period. As a public company, we expect that the Committee will consider the accounting impact of equity awards in addition to considering the impact to dilution and overhang when deciding on amounts and terms of equity grants, but do not expect the accounting impact to be a material factor in their decision-making process.

We do not require executive compensation to be tax deductible for the Company, but instead balance the cost and benefits of tax deductibility to comply with our executive compensation goals. For example, Section 162(m) of the Internal Revenue Code, or the Code, generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1 million paid in any taxable year to its chief executive officer and certain other executive officers unless the compensation qualifies as "performance-based compensation" within the meaning of the Code. We expect that the Committee may consider the deductibility of compensation, but the Compensation Committee is authorized to approve compensation that is not deductible when it believes that such payments are appropriate to attract and retain executive talent.

Stock Ownership Guidelines

Grants of equity to our named executive officers typically vest over three to four years.  After the equity vests, there are no holding requirements, except that named executive employees, like all of our employees, are required to comply with our policy on insider trading.  Our Board has adopted an insider trading policy that prohibits trading by certain executive officers, including the named executive officers, except during certain windows after our quarterly earnings are announced.  In addition, our policy prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to our common stock.

Risk Assessment of Compensation Programs

The Committee has assessed our compensation programs and has concluded that they do not create risks that are reasonably likely to have a material adverse effect to us. We believe that the combination of different types of compensation as well as the overall amount of compensation, together with our internal controls and oversight by the Board of Directors, mitigates potential risks.

2012 Summary Compensation Table

The table below summarizes the compensation earned for services rendered to the Company for the fiscal years ended June 30, 2012 and 2011 by our Chief Executive Officers, our Principal Financial Officer, and the three other most highly compensated executive officers of the Company (the “named executive officers”) who served in such capacities at the end of the fiscal year ended June 30, 2012.  The table below also summarizes the compensation earned by our former Chief Executive Officer, who ceased being our Chief Executive Officer prior to the end of the fiscal year ended June 30, 2012.   Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of $10,000 annually. All amounts in the table are in thousands.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Robert F.X. Sillerman	2012	1,013	—	—	—	6	1,019
Executive Chairman, Chief Executive Officer(3)	2011	379	—	85,000	—	1	85,380	(3)
Janet Scardino	2012	506	—	—	—	3	509
Former Chief Executive Officer (3)	2011	189	—	25,500	—	2	25,691	(3)
Christopher Stephenson	2012	400		—	994	50	1,444
Former Chief Marketing Officer(5)	2011	67	—	3,588	—	—	3,655
John Small	2012	263	100	—	5,440	—	5,803
Chief Financial Officer(6)	2011	—	—	—	—	—	—
Gregory Consiglio	2012	301	—	—	994	—	1,295
President and Chief Operating Officer(7)	2011	—	—	2,563	—	—	2,563
William B. Manning	2012	204	—	908	354	—	1,262
Former Principal Accounting Officer(8)	2011	—	—	—	—	—	—

(1)
Amounts equal to the fair value of the stock at the grant date, valued in accordance with FASB ASC Topic 718 Compensation-Stock Compensation. The grant date of the RSUs issued to Mr. Sillerman was February 24, 2011, the grant date of the RSUs issued to Ms. Scardino was February 15, 2011 and the grant date of the RSUs issued to Mr. Stephenson was May 11, 2011.

(2)
The amount reflects the aggregate grant date fair value of the option awards and stock awards granted during the fiscal year, computed in accordance with FASB ASC Topic 718 Compensation-Stock Compensation. We provide information regarding the assumptions used to calculate the value of the option awards and stock awards in Note 10 to the notes to our financial statements. There can be no assurance that awards will vest or options will be exercised (in which case no value will be realized by the individual), or that the value upon exercise or vesting, as applicable, will approximate the aggregate grant date fair value.

(3)
The compensation charges of $85,380 for Mr. Sillerman and $25,289 for Ms. Scardino are largely attributed to the fair value of stock based awards issued to Mr. Sillerman and Ms. Scardino after the Recapitalization. Stock-based awards issued to date are comprised principally of restricted stock units (RSUs). The executive compensation awards related to the RSUs are subject to the terms of the 2011 Executive Incentive Plan.

(4)
As of June 19, 2012, Ms. Scardino was removed as Chief Executive Officer. Her employment was terminated on August 9, 2012.  Robert F.X. Sillerman was appointed Chief Executive Officer as of June 19, 2012.

(5)	The grant date of the stock option awards issued to Mr. Stephenson was August 26, 2011. Mr. Stephenson resigned from the Company on November 20, 2012.
(6)
Mr. Small's employment commenced August 16, 2011.  The grant date of the stock option awards granted to Mr. Small was August 16, 2011.  Mr. Small was appointed the Company’s Chief Financial Officer on September 10, 2012.  Previously, he served as the Company’s Head of Corporate Strategy and Development.

(7)
The grant date of the stock option awards issued to Mr. Consiglio was August 26, 2011.  Mr. Consiglio was appointed the Company’s President and Chief Operating Officer as of November 1, 2012.  Previously, he had served as the Company’s Head of Business Development.

(8)
The grant date of the stock option awards issued to Mr. Manning was May 17, 2012.  Upon the appointment of Mr. Small as Chief Financial Officer of the Company, Mr. Manning was no longer Principal Accounting Officer.  However, he remains employed by the Company as its Controller and the terms of his employment agreement with the Company did not change.

Outstanding Equity Awards at June 30, 2012

	Option Awards					Stock Awards
Name	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Robert F.X. Sillerman (1)	—	—	—	—	—	2,000,000	11,000	—	—
Janet Scardino	—	—	—	—	—	—	—	—	—
Christopher Stephenson (1)(2)	—	112,500	—	5.00	8/1/2021	216,667	1,192	—	—
John Small (3)	—	750,000	—	10.00	8/1/2021	—	—	—	—
Gregory Consiglio (4)	—	112,500	—	5.00	8/1/2021	100,000	550	—	—
William Manning (5)	—	112,500	—	5.00	2/1/2021	75,000	412	—	—
_______________
(1)	For information regarding restricted stock units, see also Note 10 to our audited Consolidated Financial Statements, Share-Based Payments.

(2)	Includes options to purchase 112,500 shares at a price of $5.00 per share granted on August 26, 2011.

(3)	Includes options to purchase 750,000 shares at a price of $10.00 per share granted on August 26, 2011.

(4)	Includes options to purchase 112,500 shares at a price of $5.00 per share granted on August 26, 2011.

(5)	Includes options to purchase 112,500 shares at a price of $5.00 per share granted on May 17, 2012.

Employment Agreements

On February 16, 2011 we entered into an employment agreement with Robert F.X. Sillerman for his services as Executive Chairman of the Board of Directors and Director.  The term of the agreement is for five years.  Mr. Sillerman's base salary is $1,000,000 (payable in cash or shares of common stock) to be increased annually by the greater of:  (i) five percent or (ii) the current base salary multiplied by the percentage increase in the Consumer Price Index published by the Federal Bureau of Labor Statistics for the New York, New York metropolitan area during the previous twelve calendar months.  He is to receive additional compensation at the sole discretion of the Board of Directors in the form of additional cash bonus and/or grant of restricted stock, stock options or other equity award.   Mr. Sillerman will receive a minimum grant of restricted stock in the amount of 2,500,000 shares, subject to adjustment for stock dividends, subdivisions, reclassifications, recapitalizations and other similar events), of the Company's common stock at the beginning of the first year of employment. On June 19, 2012, Mr. Sillerman was appointed Chief Executive Officer of the Company by the Board of Directors.  The terms of his employment agreement with the Company did not change as a result of this appointment.

On February 15, 2011 we entered into an employment agreement with Janet Scardino for her services as Chief Executive Officer.  The term of the agreement is for three years, with automatic renewal for one additional three-year term, unless either party provides written notice of intention not to renew or unless sooner terminated.  Ms. Scardino's base salary is $500,000 (payable in cash or shares of common stock) to be increased by at least five percent annually.  She is to receive additional compensation at the sole discretion of the Board of Directors in the form of additional cash bonus and/or grant of restricted stock, stock options or other equity award.   Ms. Scardino will receive the following minimum grants of restricted stock:  (i) 375,000 shares, subject to adjustment for stock dividends, subdivisions, reclassifications, recapitalizations and other similar events~~)~~, of the Company's common stock at the beginning of the first year of employment and (ii) 125,000 shares, subject to adjustment for stock dividends, subdivisions, reclassifications, recapitalizations and other similar events~~)~~, of common stock at the beginning of each employment year of the initial term. On June 18, 2012, Janet Scardino was removed without cause as a director of the Company by the majority shareholder in accordance with the Company's bylaws.   Effective June 19, 2012, Ms. Scardino was removed without cause as Chief Executive Officer of the Company by the Company's Board of Directors in accordance with the Company's bylaws.

The Company entered into an employment agreement with Chris Stephenson on May 2, 2011, pursuant to which Mr. Stephenson shall serve as Chief Marketing Officer of the Company. The initial term of Mr. Stephenson's employment is three years. During the term of the agreement, the Company shall pay Mr. Stephenson an initial annualized base salary equal to $400,000.  Mr. Stephenson shall be entitled to a restricted share grant of 125,000 shares of the Company's common stock at the beginning of the first employment year, 1/3 of which will vest at the end of each employment year (assuming Mr. Stephenson is still employed by the Company) and 50,000 shares of the Company's common stock at the beginning of each year of Mr. Stephenson's employment term, 1/3 of which vest at the end of each employment year (assuming Mr. Stephenson is still employed by the Company).  On November 20, 2012, Mr. Stephenson resigned and his employment agreement was terminated.

On August 16, 2011, the Company entered into an employment agreement with John C. Small for his services as Head of Strategy and Corporate Development.  The agreement has no fixed term.  Mr. Small's annual base salary is $300,000.  Mr. Small shall receive grants of options to purchase a total of 750,000 shares of the Company's common stock at a price of $10.00 per share.  On September 10, 2012, Mr. Small was appointed Chief Financial Officer of the Company by the Board of Directors.  The terms of his employment agreement with the Company did not change as a result of this appointment.

The Company entered into an employment agreement with Gregory Consiglio on May 11, 2011, pursuant to which Mr. Consiglio shall serve as Head of Business Development of the Company. The agreement has no fixed term. Mr. Consiglio's annual base salary is $300,000.  Mr. Consiglio shall be entitled to a restricted share grant of 125,000 shares of the Company's common stock at the beginning of the first employment year, 1/3 of which will vest at the end of each employment year (assuming Mr. Consiglio is still employed by the Company) and 25,000 shares of the Company's common stock at the beginning of each year of Mr. Consiglio's employment term, 1/3 of which vest at the end of each employment year (assuming Mr. Consiglio is still employed by the Company).  Upon Mr. Consiglio’s appointment as our President and Chief Operating Officer, his annual base salary was increased to $400,000.

The Company entered into an employment agreement with William B. Manning on February 16, 2012, pursuant to which Mr. Manning served as Controller and Principal Accounting Officer of the Company. The agreement has no fixed term. Mr. Manning's annual base salary is $250,000.  Mr. Manning shall be entitled to a restricted share grant of 75,000 shares of the Company's common stock at the beginning of the first employment year, 1/3 of which will vest at the end of each employment year (assuming Mr. Manning is still employed by the Company).  Upon the appointment of John Small as Chief Financial Officer of the Company, Mr. Manning was no longer Principal Accounting Officer, however, he remains employed by the Company as its Controller and the terms of his employment agreement with the Company did not change.

Potential Payments upon Termination without Cause or Change-in-Control

The following disclosure is for our Executive Chairman and Chief Executive Officer, Mr. Sillerman.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” the employment agreement for Mr. Sillerman provides for the following benefits: (a)  payments equal to (x) the cash equivalent of three years’ base salary at the rate in effect on the date of termination (or immediately prior to a constructive termination due to salary reduction) and (y) three times the average of all cash and equity bonuses paid during the three years prior to the termination, or if no annual bonuses were paid, a payment in the amount of $100,000 per year for each year a cash bonus was not paid and $100,000 per year for each year an equity grant was not made, (b) continued eligibility to participate in any benefit plans of our Company for one year, plus (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer. Additionally, upon termination by our company for a “change of control”, Mr. Sillerman will receive the benefits set forth in (a), (b), and (c) above, plus all options to purchase the Company’s capital stock shall remain exercisable for the full maximum term of the original option grant or ten years from the closing of the change of control transaction, whichever is greater.  As a result, Mr. Sillerman would receive benefits valued at $14,775,000 if a change of control were to occur as of June 30, 2012.  In addition, in the event that the aggregate of such payments would constitute a “parachute payment” under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the Company shall also pay Mr. Sillerman a gross-up payment such that after the imposition of Federal, State and local income taxes, Mr. Sillerman would be entitled to retain the foregoing amount.  Such additional amount is $4,299,000.

The following disclosure is for our former Chief Executive Officer, Ms. Scardino.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” or (iii) a “change of control”, the employment agreement for Ms. Scardino provides for the following benefits: (a)  payments equal to (x) the cash equivalent of six months’ base salary at the rate in effect on the date of termination (or immediately prior to a constructive termination due to salary reduction) and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to Ms. Scardino for the immediately preceding employment year or $125,000, whichever is greater, (b) continued eligibility to participate in any benefit plans of our Company for one year, plus (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer. However, in the event that any amount payable to Ms. Scardino upon a “change of control” would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Ms. Scardino shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC. If a change of control were to occur as of June 30, 2012, Ms. Scardino would receive $388,000.  On August 9, 2012, Ms. Scardino's employment agreement was terminated without cause.  Therefore she is entitled to a cash payment of $388,000 and accelerated vesting of any outstanding restricted stock units.  She forfeited her restricted stock units as of the end of June 2012.

The following disclosure is for our former Chief Marketing Officer, Mr. Stephenson.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” or (iii) a “change of control”, the employment agreement for Mr. Stephenson provides for the following benefits: (a)  payments equal to (x) the cash equivalent of six months’ base salary at the rate in effect on the date of termination (or immediately prior to a constructive termination due to salary reduction) and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to Mr. Stephenson for the immediately preceding employment year or $100,000, whichever is greater, (b) continued eligibility to participate in any benefit plans of our Company for one year, (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer, plus (d) a $75,000 relocation allowance. However, in the event that any amount payable to Mr. Stephenson upon a “change of control” would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Stephenson shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC. If a change of control were to occur as of June 30, 2012, Mr. Stephenson would receive $1,592,000.

The following disclosure is for our Chief Financial Officer, Mr. Small.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” or (iii) a “change of control”, the employment agreement for Mr. Small provides for the following benefits: (a) payments equal to (x) the cash equivalent of three months' base salary at the rate in effect on the date of termination and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to Mr. Small for the immediately preceding employment year, (b) accelerated vesting of any stock options issued to the executive officer at least one full year prior to his termination.  However, in the event that any amount payable to Mr. Small upon a "change of control" would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Small shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC.  If a change of control were to occur as of June 30, 2012, Mr. Small would receive $75,000.

The following disclosure is for our President and Chief Operating Officer, Mr. Consiglio.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” or (iii) a “change of control”, the employment agreement for Mr. Consiglio provides for the following benefits: (a)  payments equal to the cash equivalent of three months’ base salary at the rate in effect on the date of termination (or immediately prior to a constructive termination due to salary reduction), which shall be increased by one month's base salary for each year worked after the first employment year, to a maximum of six months' base salary, (b) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer, plus (c) a $30,000 relocation allowance. However, in the event that any amount payable to Mr. Consiglio upon a “change of control” would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Consiglio shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC. If a change of control were to occur as of June 30, 2012, Mr. Consiglio would receive $100,000.

The following disclosure is for our former Principal Accounting Officer, Mr. Manning.

Upon a (i) termination by our Company without “cause” or (ii) a “constructive termination without cause” or (iii) a “change of control”, the employment agreement for Mr. Manning provides for the following benefits: (a) payments equal to (x) the cash equivalent of three months' base salary at the rate in effect on the date of termination and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to Mr. Manning for the immediately preceding employment year, (b) continued eligibility to participate in any benefit plans of our Company for two months, and (c) accelerated vesting of any stock options issued to the executive officer at least one full year prior to his termination.  However, in the event that any amount payable to Mr. Manning upon a "change of control" would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Manning shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC.  If a change of control were to occur as of June 30, 2012, Mr. Manning would receive $63,000.

Potential Payments upon Death or Disability

The following disclosure is for our named executive officers, Mr. Sillerman, Ms. Scardino, Mr. Stephenson and Mr. Small.

The employment agreement of Mr. Sillerman provides for the following benefits in the event of his death: (a)  payments equal to (x) the cash equivalent of three years’ base salary at the rate in effect on the date of termination (or immediately prior to a constructive termination due to salary reduction) and (y) three times the average of all cash and equity bonuses paid during the three years prior to the termination, or if no annual bonuses were paid, a payment in the amount of $100,000 per year for each year a cash bonus was not paid and $100,000 per year for each year an equity grant was not made, (b) continued eligibility to participate in any benefit plans of our Company for one year, plus (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to him.  The approximate amount that would be due to the estate of Mr. Sillerman in the event of his death as of June 30, 2012 would be $14,775,000.

The employment agreement of Ms. Scardino provides for : (a)  payments equal to (x) the cash equivalent of one year’s base salary at the rate in effect on the date of termination (for death; for disability, the executive officer would receive payments equal to 75% of one year’s base salary from the date of disability to the end of the term, reduced by the disability insurance policy benefits) and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to the executive officer for the immediately preceding employment year or $125,000, whichever is greater, (b) continued eligibility to participate in any benefit plans of our Company for one year, plus (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer (if disability occurs after the end of the first Employment Year, all stock options vest).  The approximate amount that would be due to the estate of Ms. Scardino in the event of her death as of June 30, 2012 would be $675,000.

The employment agreement of Mr. Stephenson provides for : (a)  payments equal to (x) the cash equivalent of one year’s base salary at the rate in effect on the date of termination (for death; for disability, the executive officer would receive payments equal to 75% of one year’s base salary from the date of disability to the end of the term, reduced by the disability insurance policy benefits) and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to the executive officer for the immediately preceding employment year or $100,000, whichever is greater, (b) continued eligibility to participate in any benefit plans of our Company for one year, plus (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer (if disability occurs after the end of the first Employment Year, all stock options vest).  The approximate amount that would be due to the estate of Mr. Stephenson in the event of his death as of June 30, 2012 would be $1,792,000.

The employment agreement of Mr. Small provides for (a) payments equal to (x) the cash equivalent of three months' base salary at the rate in effect on the date of termination and (y) a pro-rated annual cash bonus paid to the executive officer for the immediately preceding employment year, continued eligibility to participate in any benefit plans of our Company for two months, plus (c) accelerated vesting of any stock options previously issued to the executive officer more than one year prior to his death or disability.  The approximate amount that would be due to the estate of Mr. Small in the event of his death as of June 30, 2012 would be $79,000.

The employment agreement of Mr. Consiglio provides for : (a)  payments equal to 75% of one year’s base salary from the date of disability to the end of the term, reduced by the disability insurance policy benefits (for disability; there are no provisions for death),plus (b) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer (if disability occurs after the end of the first Employment Year, all stock options vest).  The approximate amount that would be due to the estate of Mr. Consiglio in the event of his death as of June 30, 2012 would be $0.

The employment agreement of Mr. Manning provides for : (a) payments equal to (x) the cash equivalent of three months' base salary at the rate in effect on the date of termination and (y) a pro-rated annual cash bonus based on the annual cash bonus paid to Mr. Manning for the immediately preceding employment year, (b) continued eligibility to participate in any benefit plans of our Company for two months, and (c) accelerated vesting of any stock options issued to the executive officer at least one full year prior to his death.  However, in the event that any amount payable to Mr. Manning upon a "change of control" would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Manning shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC.  The approximate amount that would be due to the estate of Mr. Manning in the event of his death as of June 30, 2012 would be $63,000.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries or has an immediate family member that was an officer or employee of us or had any relationship requiring disclosure under Item 13. Certain Relationships, Related Transactions, and Director Independence ” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC on October 15, 2012.

During the last fiscal year, none of our executive officers served as:

●
a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) or another entity, one of whose executive officers served on our compensation committee;

●	a director of another entity, one of whose executive officers served on our compensation committee; and

●
a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of us.

Securities Authorized for Issuance under Equity Compensation Plans

The table below shows information with respect to our Executive Equity Incentive Plan as of June 30, 2012.  For a description of our Executive Equity Incentive Plan, see Matter No. 2 included elsewhere in this Information Statement.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)(2)	(c) Number of Securities RemainingAvailable for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(#)	($)	(#)
Equity compensation plans approved by security holders	5,954,168	6.24	9,045,832
Equity compensation plans not approved by security holders	—	—	—
__________
(1)	2,886,668 restricted stock units are outstanding and vest 1/3 on the first, second and third anniversary of the date of grant.

(2)
16,090,603 stock options were granted to directors, officers, and employees at exercise prices between $0.80 and $10.00 per share .  The options vest over three or four year periods.  624,114 stock options (including 156,250 stock options granted to directors) are exercisable now at $5.00 per share, 166,667 are exercisable at $10.00 per share, 2,956,125 stock options are exercisable at $0.84 per share, 300,000 stock options exercisable at $0.80 per share and 265,625 stock options are exercisable at $0.99 per share. 86,600 stock options granted to directors are exercisable now at $1.25 per share.

(3)	On August 24, 2012 the Board of Directors voted to increase the authorized common shares under the Plan from 15,000,000 to 30,000,000.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the record date by:

●	each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock;
●	each of our named executive officers;
●	each of our directors and nominees for director; and
●	all of our directors and executive officers, named as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. Unless otherwise noted, each beneficial owner has sole voting and investing power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any shares of common stock subject to common stock purchase warrants or stock options held by that person that are exercisable as of December 21, 2012 or will become exercisable within 60 days thereafter are deemed to be outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

 As of December 21, 2012, there were 76,470,041 shares of our common stock outstanding.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Common Stock
Beneficial Owners of 5% or More
Robert F.X. Sillerman (2)	57,306,910	72.5%
Adage Capital Management, L.P. (3)	7,707,209	10.0%
Directors and Named Executive Officers (not otherwise included above):
Benjamin Chen (4)	378,500	*
Gregory Consiglio (5)	274,947	*
Peter C. Horan (6)	79,300	*
John D. Miller (7)	681,100	*
Mitchell J. Nelson (8)	267,525	*
Joseph Rascoff (9)	81,500	*
John Small (10)	479,167	*
Harriet Seitler (11)	78,700	*
All directors and named executive officers as a group (11 people)	60,120,739	74.2%
_________________________
Represents less than 1%.

(1)	Except as otherwise set forth below, the business address and telephone number of each of the persons listed above is c/o Viggle Inc., 902 Broadway, New York, New York 10010, telephone (212) 231-0092.

(2)
Sillerman beneficially owns (i) directly 5,730,455 shares of Common Stock owned by Sillerman and indirectly 54,617,455 shares of Common Stock (consisting of (A) 46,267,000 shares of Common Stock owned by Sillerman Investment Company, LLC; (B) 2,064,000 shares of Common Stock issuable upon the exercise of warrants held by Sillerman Investment Company which are exercisable at $8.00 per share; (C) 545,455 shares of Common Stock issuable upon the exercise of warrants held by Sillerman which are exercisable at $5.00 per share; and (D) 2,700,000 shares of Common Stock owned of record by Laura Baudo Sillerman, Sillerman's spouse.

(3)
Adage beneficially owns 7,161,754 shares of Common Stock and 545,455 shares of Common Stock issuable upon the execution of warrants at $8 per share. Its business address is 200 Clarendon Street, 52nd Floor, Boston, MA 02116, telephone (617) 867-2830.

(4)
Chen beneficially owns 62,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share; 16,000 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $1.25 per share; and 300,000 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $0.80 per share.

(5)
Consiglio beneficially owns 53,072 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and 221,875 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $0.84 per share.

(6)
Horan beneficially owns 62,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and 16,800 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $1.25 per share.

(7)
Miller beneficially owns (i) 200,000 shares of Common Stock, (ii) 62,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share, (iii) 400,000 shares of Common Stock subject to a restrictive agreement with Robert F.X. Sillerman, 200,000 of which will be released on each of February 15, 2013 and February 15, 2014, under certain conditions, and (iv) 18,600 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $1.25 per share.

(8)
Nelson beneficially owns (i) 162,000 shares of Common Stock;(ii) 30,525 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and (iii) 75,000 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $0.84 per share.

(9)
Rascoff beneficially owns 62,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and 19,000 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $1.25 per share.

(10)
Small beneficially owns (i) 166,667 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and (ii) 312,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $0.84 per share.

(11)
Seitler beneficially owns 62,500 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $5.00 per share and 16,200 shares of Common Stock exercisable upon the exercise of stock options that are exercisable or will be exercisable within 60 days of December 21, 2012 at $1.25 per share.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership on Form 3 reports and changes in ownership on Form 4 or Form 5 reports. Such individuals are also required to furnish us with copies of all such ownership reports they file.

To our knowledge, based solely on information furnished to us and contained in Section 16 reports filed with the Securities and Exchange Commission, as well as any written representations that no other reports were required, we believe that during 2012, all required Section 16 reports of our directors and executive officers and persons who own more than 10% of our outstanding common stock were timely filed.

Certain Relationships and Related Transactions

There are a number of conflicts of interest of which stockholders should be aware regarding our ownership and operations.

Set forth below a list of related parties with whom we have engaged in one or more transactions as well as a summary of each transaction involving such related parties.

Debt Owed to J. Howard Inc.

J. Howard Inc. has been supporting the daily operations of the Company since 2007.  As of December 31, 2010, the Company owed J. Howard, Inc. $82,000 as a result thereof, which amount was increased as of the completion of the Recapitalization on February 15, 2011 to $171,000.  As part of the Recapitalization, the Company issued 125,000 shares at a fair market value of $0.06 per share, to J. Howard, Inc., a director and officer of the Company prior to the Recapitalization, and its designees (which included former directors of the Company) in connection with partially extinguishing outstanding debt owed to J. Howard, Inc.  The remaining debt of $163,000 was satisfied on February 15, 2011 by payment to J. Howard, Inc. in such amount.  In addition, J. Howard, Inc. was paid $37,000 to be used for payment of expenses incurred in connection with the Recapitalization on behalf of the Company.

Asset Contribution Agreement

At the closing of the Recapitalization, as discussed more fully in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 in the section entitled “Our Business,” the Company entered into an asset contribution agreement with Sillerman Investment Company, LLC (“SIC”), an affiliate of Robert F.X. Sillerman our Executive Chairman, whereby SIC assigned certain intellectual property assets used in its business to the Company in exchange for an agreement by the Company to reimburse SIC for expenses incurred in connection with the development of such intellectual property assets and its related business, whenever incurred, at or after the closing, in an aggregate amount not to exceed $2,000,000.  Pursuant the asset contribution agreement, $1,300,000 was reimbursed.  Because such transaction was subject to certain rules regarding “affiliated” transactions, the Audit Committee and a majority of the independent members of the board of directors approved such reimbursement.

Recapitalization Notes and Expenses

In connection with the Recapitalization, Robert F.X. Sillerman (and his spouse and entities controlled by him), and Mitchell Nelson, each executive officers of the Company, executed promissory notes in accordance with their subscription agreements for the payment of the purchase price of the shares, in the amounts of $3,242,000 and $10,000 respectively.  Each note is an unsecured five-year note with interest accruing at the annual rate equal to the long-term Applicable Federal Rate in effect as of the date of the Recapitalization Agreement (which was 4.15% per annum).  Mr. Nelson satisfied his note on April 1, 2011.  The notes are due five years after issuance, with interest accrued at the rate of 4.15% per annum, and have been presented as a reduction of the related paid in capital in our consolidated financial statements  included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

In addition, SIC was relieved of the obligation to pay $200,000 in connection with the initial structure of the Recapitalization to J. Howard, Inc. as reimbursement of advances made by J. Howard, Inc. to the Company to support its daily obligations since 2007.  The obligation arose from the initial proposal that investors would invest directly in SIC prior to the Recapitalization.  When the structure of the Recapitalization changed, resulting in investments directly in the Company in connection with the Recapitalization, the obligation to pay J. Howard, Inc. became the obligation of the Company.  Because such transaction involved a related party, the Audit Committee of the Company's Board of Directors approved and the independent members of the Board ratified the payment of the obligation by the Company.

Shared Services Agreement

In an effort to economize on costs and be efficient in its use of resources, the Company entered into a shared services agreement with Circle Entertainment Inc. (“Circle”) as of February 15, 2011, pursuant to which it shares costs for legal and administrative services in support of Mitchell J. Nelson, its General Counsel and General Counsel to Circle.

The shared services agreement provides, in general, for sharing on a 50/50 basis of the applicable support provided by either company to Mr. Nelson in connection with his capacity as General Counsel, and an allocation generally based on the services provided by Mr. Nelson, which are initially estimated to be divided evenly between the companies.  The Company will initially be responsible for advancing the salary to Mr. Nelson for both companies and will be reimbursed by Circle for such salary and benefits (but not for any bonus, option or restricted share grant made by either company, which will be the responsibility of the company making such bonus, option or restricted share grant).  The agreement provides for the President of each Company to meet periodically to assess whether the services have been satisfactorily performed and to discuss whether the allocation has been fair.  The Audit Committee of each company's Board of Directors will then review and, if appropriate, approve the allocations made and whether payments need to be adjusted or reimbursed, depending on the circumstances.

Because this transaction is subject to certain rules regarding “affiliate” transactions, the Audit Committee and a majority of the independent members of the Company's Board of Directors have approved the shared services agreement.  This is deemed to be an affiliate transaction because Mr. Sillerman is Chairman and Mr. Nelson is Executive Vice President and General Counsel of Circle.

For the years ended June 30, 2012 and 2011, the Company incurred and billed Circle $322,000 and $107,000, respectively, for support, consisting primarily of legal and administrative services. These services provided were approved by Circle's Audit Committee and the Company's Audit Committee and the related fees were paid.

In addition, certain of the Company's accounting personnel may provide personal accounting services to our Executive Chairman, Robert F.X. Sillerman.  To the extent such services are rendered, Mr. Sillerman shall reimburse the Company therefor.  The reimbursement for any such services shall be reviewed by the Company's Audit Committee.  For the years ended June 30, 2012 and 2011, $148,000 and $18,000, respectively, was incurred and paid by Mr. Sillerman for such services.

The Company is in the process of entering into a shared services agreement with SFX Holding Corporation, a company controlled by our Executive Chairman, Robert F.X. Sillerman, pursuant to which it shares costs for legal, administrative, and IT support services.  The agreements provide for reimbursement to the Company based on the employees’ costs plus 20% overhead.

Director Compensation

Each of our non-employee directors will receive an annual fee of $80,000, which includes attendance fees for four meetings a year. Each non-employee director will also receive an additional $75,000  for attendance at additional Board Meetings (over four). The chairperson of the Audit Committee will receive an additional fee of $15,000 per annum and the chairpersons of each other committee will receive an additional fee of $5,000 per annum. Each of the other members of the Audit Committee will receive $3,000 per annum and the other members of each of the other committees will receive a fee of $1,000 per annum. All fees described above were payable in cash for calendar year 2011.  In calendar year 2012, directors can elect to receive up to 100% of their compensation in cash equity and can elect to take their payments in any form of any equity instrument available and permissible under the Company's stock incentive plan.  All equity is priced based on the closing price on the last day of each fiscal quarter.  Election with respect to any quarterly payment in equity must be made before the end of the quarter.  The directors elected cash for their payments for the first three quarters of fiscal year 2012.  Due to cash constraints, they subsequently agreed to accept options priced as of the date of grant in lieu thereof for the last quarter of the fiscal year ending June 30, 2012.

Consultant

Benjamin Chen, an independent director, is acting as a consultant to the Company in the area of technology, systems architecture and technical operations.  He has been paid $0 and $72,000 for his services through June 30, 2012 and 2011, respectively.

On August 13, 2012, Mr. Chen was appointed to the Office of the Chairman of the Company, and was thereafter no longer considered an independent director.  Mr. Chen entered into a consulting agreement with the Company on September 11, 2012.  Pursuant to such Agreement, (i) his compensation will be computed at the rate of $37,500 per month, payable two-thirds monthly in arrears and one-third in January 2013 and (ii) he has been granted options to purchase 600,000 shares of the Company's common stock, 300,000 of which vest on September 11, 2012 (the date of issue) and 300,000 of which will vest on March 11, 2013, if his agreement has not been terminated prior to such date.  However, if the closing price of the Company's common stock is $3.00 or greater (subject to adjustment for stock dividends, subdivisions, reclassifications, recapitalizations and other similar events affecting all of the shares of Company common stock) for 20 consecutive trading days during which the average reported sales trading volume per day on any national exchange or the OTC Bulletin Board exceeds 7,500 shares, then all options to purchase shares of Company common stock granted shall vest immediately.  The consulting agreement may be terminated at any time upon not less than five days' written notice by either party. Mr. Chen's consulting agreement was terminated on December 21, 2012, and he resigned from the Office of the Chairman.

NetJets

The Company executed an agreement with NetJets to bundle a 3.125% fractional share of a G-IV jet owned by Mr. Sillerman with a value of $336,000 with a new 6.25% fractional share of a G-IV jet which was purchased from NetJets by the Company, to be used by the Company solely for business purposes.  The purchase price for the 6.25% interest was $1,175,000 payable $235,000 upon signing and the balance of $940,000 financed with interest at 6% per annum, monthly payments of $9,000 and a five-year balloon of $661,000.   Monthly management fees (aggregate for both shares) are approximately $26,000.  Pursuant to his employment agreement, Mr. Sillerman is entitled to fly on a private charter jet when he travels for business. The Company's Audit Committee approved entering into this related party transaction and on June 17, 2011, the independent members of the Company's Board of Directors approved the transaction.   The Company accounted for the transaction by recording the interests as investment assets and the related debt amounts to NetJets.

In June 2012, the Company agreed to sell the fractional interests back to NetJets and repay the outstanding loan amount.   Accordingly the amount of the loan is $0 at June 30, 2012.  The Company recorded a loss on the sale of approximately $134,000 and this amount is included in selling, general and administrative expenses for the year ended June 30, 2012.

Private Placements

On May 10, 2012, the Company completed the placement of 1,709,091 units (the “Private Placement Units”) to accredited and institutional investors at an aggregate purchase price of $9,400,000.  Each Private Placement Unit consists of (i) one (1) share of common stock (one-half share post 1 for 2 reverse split), $0.001 par value per share of the Company and (ii) one (1) detachable three (3) year warrant to purchase one half (1/2) share of common stock of the Company with an exercise price of $8.00 per warrant share, at a purchase price of $5.50 per Private Placement Unit.  If the Company sells shares of its common stock for the purpose of raising capital at a price below $8.00 per share before the expiration of the exercise period of the warrant, the exercise price of all warrants will be adjusted to the lowest price at which the shares were sold.  Robert F.X. Sillerman purchased, in the aggregate, $3,000,000 worth of Private Placement Units in the placement. The Company recorded a compensation charge in the fourth quarter of $2,116,000 as a result of the foregoing, resulting from selling shares to executives below fair value.

The foregoing description of the Units is not complete and is qualified by reference to, and should be read in conjunction with, the full text of the agreement, a copy of which is listed and incorporated by reference as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and is incorporated by reference herein.

On August 25, 2011, the Company completed the placement of 7,000,000 units (the “Units”), each Unit consisting of (i) one-half (1/2) share of common stock, $0.001 par value per share of the Company and (ii) one (1) detachable three (3) year warrant to purchase one-half (1/2) share of common stock of the Company with an exercise price of $8.00 per warrant share, at a purchase price of $5.00 per Unit, for an aggregate purchase price of $35,000,000 to accredited and institutional investors.  The three-year warrants are callable by the Company after February 26, 2012 if a registration statement for the resale of the shares of common stock issuable upon exercise of the warrants has been declared effective for 30 days and the closing bid price of such shares equals at least $8.00 per share for a period of at least 20 consecutive trading days after effectiveness of such registration statement.  The Units issued in such placement were exempt from registration under the Securities Act, pursuant to an exemption from registration for transactions not involving a public offering under Section 4(2) of the Securities Act, and the safe harbors for sales under Section 4(2) provided by Regulation D promulgated pursuant to the Securities Act.  Transfer of the shares was restricted by the Company in accordance with the requirements of the Securities Act.  SIC purchased, in the aggregate, $11,376,000 worth of Units in the placement. The Company recorded a compensation charge in the first quarter of approximately $19,456,000 as a result of the foregoing, resulting from selling shares to executives below fair value.

The foregoing description of the Units is not complete and is qualified by reference to, and should be read in conjunction with, the full text of the agreement, a copy of which is listed and incorporated by reference as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and is incorporated by reference herein.

Line of Credit

On June 29, 2012, SIC (the “Lender”) advanced $2,500,000 to the Company.  The advance is evidenced by a $10,000,000 line of credit grid promissory note, dated as of June 29, 2012, that was executed and delivered by the Company in favor of the Lender (the “Grid Note”) on July 6, 2012.  Under the Grid Note, the Company may periodically draw on the line of credit in amounts of no less than $100,000, and interest will accrue on all unpaid principal amounts at a simple interest rate equal to 9% per annum.  The Company is not permitted to make draws more than once per month.  The Grid Note matures on the earlier to occur of (i) June 29, 2013 or (ii) upon the receipt of net proceeds by the Company or any of its wholly-owned subsidiaries from one or more debt or equity offerings by the Company or any of its wholly-owned subsidiaries in an amount equal to at least the amount of principal and accrued and unpaid interest outstanding under the Grid Note.  At maturity, the Company must pay to the Lender all principal amounts then outstanding, plus accrued and unpaid interest thereon.  All net proceeds received by the Company or any of its wholly owned subsidiaries from any debt or equity offering by the Company or any of its wholly-owned subsidiaries must first be applied toward the payment in full of all outstanding principal and accrued but unpaid interest outstanding under the Grid Note.  The Company may make prepayments in whole or in part under the Grid Note at any time, provided accrued, but unpaid interest is paid through the prepayment date.  On August 10, 2012, September 7, 2012 and October 4, 2012, the Lender advanced $3,500,000, $3,000,000 and $1,000,000 to the Company.  On October 31, 2012, the Board of Directors agreed to increase the amount of the Grid Note by $2,000,000 and the Lender advanced $2,000,000 to the Company on such date.  On December 3, 2012, the Board of Directors agreed to increase the amount of the Grid Note by $500,000 and the Lender advanced $500,000 to the Company on such date.  On December 12, 2012, the Board of Directors agreed to increase the amount of the Grid Note by $2,500,000 and the Lender advanced $2,500,000 to the Company on such date.

The Company intends to use the proceeds from the Grid Note to fund working capital requirements and for general corporate purposes.  Because the Lender is an affiliate of the Company's Executive Chairman and Chief Executive Officer, a majority of the Company's independent directors approved the Grid Note.

The foregoing description of the line of credit is not complete and is qualified by reference to, and should be read in conjunction with, the full text of the Line of Credit Grid Promissory Note, a copy of which is listed and incorporated by reference as Exhibit 10.25 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and is incorporated by reference herein.

Board Decisions and Certain Conflicts of Interest

Past and future decisions by our board regarding our future growth, operations and major corporate decisions will be subject to certain possible conflicts of interest. These conflicts may have caused, and in the future may cause, our business to be adversely affected. Nevertheless, our board will be responsible for making decisions on our behalf.  In appropriate circumstances, we expect to submit transactions with any related party for approval or negotiation by our independent directors or a special committee thereof.

ACTION NO. 2

AMENDMENT OF OUR 2011 EXECUTIVE INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK RESERVED AND AVAILABLE FOR ISSUANCE
THEREUNDER FROM 15,000,000 TO 30,000,000 SHARES

Our 2011 Executive Incentive Plan (the “2011 Plan”) was adopted by our board of directors on February 15, 2011 and first approved by our stockholders on February 21, 2011. The Written Consent approved an amendment to the 2011 Plan to increase the number of shares of our common stock reserved and available for issuance under the 2011 Plan by 15,000,000 shares from 15,000,000 to 30,000,000 shares. This amendment of the 2011 Plan will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders. The 2011 Plan as amended by the Written Consent is attached as Annex B to this Information Statement.

Summary of Amendment

The Written Consent approved an amendment to the 2011 Plan to increase the number of shares of our common stock reserved and available for issuance under the 2011 Plan by 15,000,000 shares. The Board approved the proposed amendment on August 27, 2012.   The amendment is necessary to replenish the shares of our common stock that were initially reserved and available for issuance at the time the 2011 Plan was adopted and since eliminated as of result of a 1 for 2 reverse stock split on our shares of common stock that the Company effectuated on June 7, 2012.

At the time the 2011 Plan was adopted, 30,000,000 shares of our common stock were reserved and available for issuance under the 2011 Plan.  As a result of such reverse stock split, the 30,000,000 shares of common stock reserved and available for issuance under the 2011 Plan were reduced to 15,000,0000 shares.

Under the DCGL and our Bylaws, the Written Consent is sufficient to approve the amendment to the 2011 Plan without the vote or consent of any of the other stockholders of the Company.

Summary of Material Provisions of the 2011 Plan

The following is a summary of certain material provisions of the 2011 Executive Incentive Plan, which we refer to therein as the “2011 Plan.”  This summary is qualified in its entirety by reference to the complete text of the 2011 Plan as proposed to be amended, which is attached as Exhibit B to this Information Statement.

The 2011 Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Purpose

The purpose of the 2011 Plan is to assist us in recruiting and retaining qualified employees, consultants, advisors and non-employee directors and to allow us to build a satisfying long-term relationship with these individuals through recognition of their contributions to our affiliates and to us.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2011 Plan, 15,000,000 shares of our common stock are currently reserved and available for issuance (not including the 15,000,000 shares which are subject to the amendment approved by the Written Consent) under the 2011 Plan.  If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2011 Plan.    The maximum number of shares of our common stock that may be issued under the 2011 Plan as a result of the exercise of “incentive stock options,” as defined under Section 422 of the Code (“ISOs”),  is 250.

The 2011 Plan imposes individual limitations on the amount of certain awards in part to comply with Section 162(m) of the Code.  Under these limitations, during any fiscal year the number of stock options or stock appreciation rights granted to any one participant may not exceed 6,000,000 shares of our common stock and the number of  restricted stock, deferred stock, performance shares and other stock based awards may not exceed 6,000,000 shares of our common stock, subject to adjustment in certain circumstances.  In addition, the maximum dollar value payable to any one eligible person with respect to performance awards is $5,000,000 with respect to any performance period.

The compensation committee of our board of directors administers the 2011 Plan.  The compensation committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants.  The compensation committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events, upon a change in control, or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2011 Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any of its related entities.  An employee on leave of absence may be considered as still in the employ of our company or a related entity for purposes of eligibility for participation in the 2011 Plan.  In this summary, we refer to an eligible person who receives an award under the 2011 Plan as a “participant” or a “recipient.”

Administration

The compensation committee administers the 2011 Plan. The 2011 Plan must be administered by members of our board of directors who are “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and “independent” as defined by The NASDAQ Global Market (or any other national securities exchange on which any of our securities may be listed for trading in the future). However, to the extent that our board of directors elects and is permitted to administer the 2011 Plan under its terms, only the “independent” members of the board may exercise any power or authority granted to administer the 2011 Plan. Subject to the terms of the 2011 Plan, the compensation committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements (which need not be identical for each participant), interpret and specify rules and regulations relating to the 2011 Plan and make all other determinations that may be necessary or advisable for the administration of the 2011 Plan. In exercising any discretion granted to the compensation committee under the 2011 Plan or pursuant to any award, the compensation committee shall not be required to follow past practices, act in a manner consistent with the treatment of other eligible persons or participants.

Types of Awards

Stock Options and Stock Appreciation Rights.  The compensation committee is authorized to grant stock options, including nonqualified stock options and ISOs, which can result in potentially favorable tax treatment to a participant,  and stock appreciation rights.

Stock appreciation rights may be granted without regard to any option (“Stand-Alone Stock Appreciation Rights”) or in conjunction with all or part of any option granted under the 2011 Plan (“Tandem Stock Appreciation Rights”). Stock appreciation rights entitle the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right, as determined by the compensation committee.

The exercise price per share of an option and the grant price of a stock appreciation right must not be less than 100% of the fair market value of a share of our common stock on the date of grant or, in the case of a Tandem Stock Appreciation Right, less than the associated option exercise price. In the event a participant is deemed to be a 10% owner of our company or one of its subsidiaries, the exercise price of an ISO cannot be less than 110% of the common stock’s fair market value on the date the ISO is granted. For purposes of the 2011 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the compensation committee or under procedures established by the compensation committee.  Unless otherwise determined by the compensation committee, the fair market value of a share of our common stock as of any given date is the closing sale price per share as reported on the principal stock exchange or market on which our common stock is traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.  The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the compensation committee except that no option or stock appreciation right may have a term exceeding 10 years (or 5 years in the case of an ISO granted to a participant who is deemed to be a 10% owner of our company or one of its subsidiaries). Options may be exercised by payment of the exercise price in cash, shares, outstanding awards or other property, as the compensation committee may determine from time to time. Methods of exercise and settlement and other terms of the stock appreciation rights are determined by the compensation committee. A Tandem Stock Appreciation Right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem Stock Appreciation Right may only be exercised when the related option would be exercisable and the fair market value of the shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem Stock Appreciation Right will no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right will no longer be exercisable to the extent the related option has been exercised.

 Restricted and Deferred Stock.  The compensation committee is authorized to grant restricted stock and deferred stock.  Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose.  A recipient granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the compensation committee.  An award of deferred stock confers upon the recipient the right to receive shares of our common stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the compensation committee may impose.  Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.  The compensation committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments.  Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the compensation committee.

Bonus Stock and Awards in Lieu of Cash Obligations.  The compensation committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of obligations of our company to pay cash under the 2011 Plan or other plans or compensatory arrangements, subject to any terms as the compensation committee may specify.

Other Stock-Based Awards.  The compensation committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock.  The compensation committee determines the terms and conditions of those awards.

Performance Awards.  The compensation committee is authorized to grant performance awards to participants on terms and conditions established by the compensation committee.  The performance criteria to be achieved during any performance period and the length of the performance period is determined by the compensation committee upon the grant of the performance award, provided, that a performance period shall not be shorter than twelve (12) months nor longer than five (5) years.   Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units).  Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the compensation committee.  Performance awards granted to persons whom the compensation committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below), and will, if and to the extent intended by the compensation committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by the company under Code Section 162(m).  For purposes of Section 162(m), the term “covered employee” means the company’s chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our four (4) highest compensated officers for the taxable year (other than our chief executive officer).  If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the compensation committee and not our board of directors.

If and to the extent that the compensation committee determines that these provisions of the 2011 Plan are to be applicable to any award, one or more of the following business criteria for our company and its related entities, on a consolidated basis, and/or for any of its related entities, or for business or geographical units of our company and/or any of its related entities (except with respect to the total stockholder return and earnings per share criteria), will be used by the compensation committee in establishing performance goals for awards under the 2011 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of our common stock.  Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the compensation committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to our company.  Performance goals must be established not later than 90 days after the beginning of the performance period applicable to the performance awards or such other  date as may be required for performance-based compensation treatment under Section 162(m).

After the end of each performance period, the compensation committee will determine and certify whether the performance goals have been achieved. The compensation committee will exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the compensation committee determines should appropriately be excluded or made to avoid unanticipated results or to otherwise ensure that the results are determined in a manner consistent with the intention of the compensation committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles. The compensation committee may, in its discretion, determine that the amount payable as a performance award will be increased (except in the case of a covered employee) or reduced from the amount of any potential award.

Other Terms of Awards.  Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the compensation committee.  The compensation committee may require or permit participants to defer the settlement of all or part of an award in accordance with any terms and conditions that the compensation committee may establish, provided that such deferral will satisfy the requirements of Section 409A of the Code.  The compensation committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our company’s obligations under the 2011 Plan.  The compensation committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.  Awards granted under the 2011 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the compensation committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Securities Exchange Act.

If any award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code, then the award will be subject to additional restrictions on payment and other requirements if and to the extent required to comply with Section 409A.

Awards under the 2011 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.  The compensation committee may, however, grant awards in exchange for other awards under the 2011 Plan, awards under other company plans, or other rights to payment from our company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The compensation committee may provide in an award agreement, or otherwise determine, that upon a “change in control” (as defined in the 2011 Plan), (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions, deferral of settlement and forfeiture conditions applicable to restricted stock, deferred stock, or other stock based awards immediately lapse.  In addition, the compensation committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Adjustment, Amendment and Termination

Subject to certain limitations, the compensation committee is authorized to make adjustments and alterations to awards (including, in some cases, in a manner adverse to a participant) in connection with a change in control, stock dividends or distributions, recapitalizations, mergers and other corporate events, as well as in recognition of other unusual or nonrecurring events affecting our company or its related entities and changes in financial reporting, laws, regulations, taxes, business strategy and other matters. Our board of directors may amend, alter, suspend, discontinue or terminate the 2011 Plan or the compensation committee’s authority to grant awards without further stockholder approval (and the compensation committee may alter, amend or terminate any award including, in any case, in a manner adverse to the rights of a participant under an outstanding award), except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of The NASDAQ Global Market or any stock exchange or quotation system on which shares of our common stock are then listed or quoted, including any change in the exercise price of an option if such change would constitute a repricing under such rules. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Plan which might increase the cost of the 2011 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.  However, no board or committee action may materially and adversely affect the rights of a participant holding any previously granted or outstanding award without such affected participant’s consent. The 2011 Plan will terminate at the earliest of (i) such time as no shares remain available for issuance under the 2011 Plan, (ii) termination of the 2011 Plan by our board of directors or (iii) the tenth anniversary of the effective date. Awards outstanding upon expiration of the 2011 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Awards Outstanding under the 2011 Plan

As of the record date, we had 15,070,241 stock options outstanding under the 2011 Plan with a weighted average exercise price of $1.88 and a weighted average life of 9.322 years. As of December 21, 2012, we had 2,686,688 restricted stock units outstanding under the 2011 Plan with a weighted average grant date fair value of $29.58. There are currently no other types of awards outstanding under the 2011 Plan.  On the record date, the last reported sales price per share of our common stock on The OTC Bulletin Board was $1.45.

The table below indicates, as of record date, the aggregate number of restricted stock units and stock options outstanding under the 2011 Plan to each of our named executive officers and directors and the groups indicated.

Name and Position	Number of Restricted Stock Units Outstanding		Number of Stock Options Outstanding

Robert F.X. Sillerman Executive Chairman of the Board and Chief Executive Officer*	2,000,000		--
John Small Chief Financial Officer	--		2,000,000
Gregory Consiglio President and Chief Operating Officer	100,000		1,100,000
Kevin Arrix Chief Revenue Officer	125,000		925,000
Benjamin Chen Director and Former Member of the Office of the Chairman*		--	678,500
Mitchell J. Nelson Executive Vice President, General Counsel, Secretary and Director*	100,000		350,000
Peter C. Horan Director*	--		79,300
John D. Miller Director*	--		81,100
Joseph Rascoff Director*	--		81,500
Harriet Seitler Director*	--		78,700
All current executive officers, as a group (6 persons)	2,325,000		4,375,000
All current directors who are not executive officers, as a group (4 persons)	--		999,100
All employees, including all current officers who are not executive officers, as a group (78)	2,325,000		12,968,000

*The named person will be re-elected as a director pursuant to the Written Consent.

Federal Income Tax Consequences1

The following discussion of certain relevant federal income tax consequences applicable to awards granted under the 2011 Plan is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant Federal tax consequences. This summary is not intended to be exhaustive and does not address state, local or foreign tax consequences. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2011 Plan, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price.  If the optionee is an employee of our company or any of its related entities, that income will be subject to the withholding of Federal income tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash.  If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered.  The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.  The 2011 Plan provides for the grant of stock options that qualify as ISOs, as defined in section 422 of the Code, which we refer to as ISOs.  Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO.  In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “required holding period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a “disqualifying disposition,” the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.  If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares.  This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share.  If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year.  In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period.  However, if there is a disqualifying disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.  Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is not vested when it is received under the 2011 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Upon the disposition of any stock received as a stock award under the 2011 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.  Our company may grant Stand-Alone Stock Appreciation Rights or Tandem Stock Appreciation Rights, under the 2011 Plan. Generally, the recipient of a Stand-Alone Stock Appreciation Right will not recognize any taxable income at the time the Stand-Alone Stock Appreciation Right is granted.

With respect to Stand-Alone Stock Appreciation Rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem Stock Appreciation Rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone Stock Appreciation Rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to our company upon the grant or termination of Stand-Alone Stock Appreciation Rights or Tandem Stock Appreciation Rights. Upon the exercise of either a Stand-Alone Stock Appreciation Right or a Tandem Stock Appreciation Right, however, our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.  Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the award received.  Our company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code.  The 2011 Plan is also intended to comply with Section 409A of the Code to the extent such section would apply to any award under the 2011 Plan.   Section 409A of the Code governs the taxation of deferred compensation.  Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of deferred stock, and does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations.  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year, beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it.  Our company intends that future awards granted to employees under the 2011 Plan whom the compensation committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million.  Future changes in Section 162(m) or the regulations thereunder may adversely affect our company’s ability to ensure that awards under the 2011 Plan will qualify as “performance-based compensation” that are fully deductible by our company under Section 162(m).

ACTION NO. 3

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLC audited our consolidated financial statements for the year ended June 30, 2012.  BDO USA, LLC has served as our independent registered public accounting firm since February 2011.  BDO USA, LLC’s work on our audit for 2012 was performed by full time, permanent employees and partners of BDO USA, LLC.  The audit committee has appointed BDO USA, LLC to serve as our independent registered public accounting firm for the year ending June 30, 2013.

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so, based upon the recommendation of the audit committee, as a matter of good corporate practice.  Even upon effectiveness of the ratification pursuant to the Written Consent,  the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Under the DCGL and our Bylaws, the Written Consent is sufficient to ratify the appointment of BDO USA LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2013 without the vote or consent of any of the other stockholders of the Company.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for its fiscal year ended June 30, 2012. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended June 30, 2012 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has reviewed and discussed with our independent registered public accounting firm BDO USA, LLC, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from BDO USA, LLC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO USA, LLC its independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2011 be included in our Annual Report on Form 10-K for the year ended June 30, 2012, as filed with the Securities and Exchange Commission.   This report is provided by the following independent directors, who comprise the audit committee:

Joseph F. Rascoff, Chairman
Peter Horan
John D. Miller

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

The following table sets forth the aggregate fees for services provided by BDO USA, LLP to the Company and its subsidiaries with respect to the years ended June 30, 2012 and June 30, 2011 (fees are stated in dollars):

	2012	2011
Audit-Related Fees(1)	277,750	55,390
Tax Fees	$14,300	—
All Other Fees	—	—
Total	$292,050	55,390

(1)          For 2012 and 2011, audit fees related to the 2012 and 2011 audits, the Form 10-Q filings, the Form 10-K filings, the Form S-1 filing and audit services.

Audit Committee Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee of the board of directors maintains a pre-approval policy with respect to material audit and non-audit services to be performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the accountant’s independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Pre-approval authority may be delegated to one or more members of the Audit Committee.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is available on the internet at www.viggle.com.

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon pursuant to the Written Consent(except as disclosed in this Information Statement).

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

ANNEX A
VIGGLE INC.
a Delaware Corporation

WRITTEN CONSENT OF STOCKHOLDERS
IN LIEU OF 2012 ANNUAL MEETING OF STOCKHOLDERS

December 17, 2012

The undersigned, being the record holders of more than a majority of the outstanding shares of common stock of Viggle Inc., a Delaware corporation (the “Company”), as of December 13, 2012, hereby take the following actions and adopt the following resolutions by written consent,  as submitted by the Board of Directors of the Company (the “Board”) to the undersigned, pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”) without an annual meeting of stockholders for the fiscal year 2012 by reason of having not less than the minimum number of votes that would be necessary to authorize or take such actions and adopt such resolutions at an annual meeting of stockholders at which all shares entitled to vote thereon were present and voted, effective as of the earliest date permitted after a definitive Information Statement on Schedule 14C pursuant to the Securities Exchange Act of 1934, as amended, is made available to the Company’s stockholders:

1.           ELECTION OF DIRECTORS

BE IT RESOLVED, that the following seven (7) persons be, and they hereby are,  re-elected as directors of the Company to serve on the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified:

Robert F.X. Sillerman,
Benjamin Chen,
Peter Horan,
John D. Miller,
Mitchell J. Nelson,
Joseph F. Rascoff and
Harriet Seitler

2.
APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2011 EXECUTIVE INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK RESERVED AND AVAILABLE FOR ISSUANCE THEREUNDER FROM 15,000,000 TO 30,000,000 SHARES________________________________

BE IT RESOLVED, that the amendment of the Company’s 2011 Executive Incentive Plan to increase the aggregate number of shares of the Company’s common stock reserved and available for issuance thereunder from 15,000,000 shares to 30,000,000 shares, in the form attached hereto as Exhibit A, be, and it hereby is, approved.

3.	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM____________________________________________

BE IT RESOLVED, that the appointment of BDO USA LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 be, and it hereby is, ratified;

4.           General Authority

BE IT RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized and empowered, jointly and severally, for and in the name and on behalf of the Company, to execute and deliver any and all documents, and to do any and all things which they may deem necessary or advisable, in order to carry out the intent and to accomplish the purposes of the foregoing resolutions, the taking of any such action, the execution of any such documents or instruments and the doing of any such other things conclusively to evidence the due authorization thereof by the undersigned; and it is

1

FURTHER RESOLVED, that all actions heretofore taken by any officers, directors, employees and agents of the Company in connection with the intent and purposes contemplated by the foregoing resolutions be, and they hereby are, approved, ratified and confirmed in all respects as the acts and deeds of the Company as if such acts and deeds had been presented to the undersigned for their approval prior to such acts and deeds being taken; and it is

FURTHER RESOLVED, that delivery of an executed signature page of this Written Consent by PDF, facsimile transmission or other electronic transmission, whether or not in counterparts, shall be as effective as delivery of a manually-executed counterpart hereof; and it is

FURTHER RESOLVED, that this Written Consent be filed in the Minute Book of the Company.

[INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the undersigned, being the record holders of more than a majority of the outstanding shares of common stock of  Viggle Inc., have duly executed this Written Consent as of the 17th day of December, 2012.

NAME OF STOCKHOLDER	NUMBER OF SHARES OF COMMON STOCK OWNED OF RECORD AS AT DECEMBER 13, 2012
Robert F.X. Sillerman ________________________	5,730,455
Sillerman Investment Company, LLC _______________________ Name: Title:	46,267,000
Laura Baudo Sillerman	2,700,000
Total Shares Voted: 54,697,455
Percentage of Outstanding Shares: 71.53%* *54,697,455 of 76,470,041 shares of common stock issued and outstanding as at December 13, 2012

3

ANNEX B

VIGGLE INC.
AMENDED 2011 EXECUTIVE INCENTIVE PLAN

VIGGLE INC.
AMENDED 2011 EXECUTIVE INCENTIVE PLAN

VIGGLE INC.
AMENDED 2011 EXECUTIVE INCENTIVE PLAN

1. Purpose

.  The purpose of this AMENDED 2011 EXECUTIVE INCENTIVE PLAN (the “Plan”) is to assist Viggle Inc., a Delaware corporation, or any successor or assign (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase cash or proprietary interests in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions

.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof.  If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company's Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity.  The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

3

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee.  In the event that the Company is a Publicly Held Corporation (as hereinafter defined), then the Committee shall consist of at least two Directors, each of whom may, but are not required to be, (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent.”  Notwithstanding the foregoing, if the Company is a Publicly Held Corporation and (A) administration of the Plan by “non-employee directors” is then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (B) action by the Committee is required with respect to any matter relating to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify, (C) the applicable Listing Rules require that the Committee consist solely of Directors who are Independent Directors, or (D) action by the Committee is required with respect to any matter relating to any Award to an Independent Director, then the Committee shall consist of at least two Directors, each of whom shall be, as applicable, (1) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, (2) an “outside director” within the meaning of Section 162(m) of the Code, and/or (3) “Independent.”  For the avoidance of doubt and ambiguity, the Committee shall only be required to consist of Directors satisfying the eligibility requirements of clauses (1), (2) or (3) of the immediately preceding sentence to the extent the matter upon which it intends to act is a matter within the purview of clauses (A), (B), (C) or (D) of the immediately preceding sentence.

(j) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) “Effective Date” means the effective date of the Plan, which shall be February 21, 2011.

(q) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity.  The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date the Company is a Publicly Held Corporation shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

4

(u) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market, if applicable, and if the securities of the Company are not listed for trading, in the rules of the Nasdaq National Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(y) “Listing Market” means the national securities exchange, if any, on which any securities of the Company are listed for trading.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ee) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company  or a Subsidiary holds a  substantial ownership interest, directly or indirectly.

5

(kk) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(oo) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act, and if applicable, the requirements under the rules of the Listing Market.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee

.  The Plan shall be administered by the Committee, provided, however, that except as otherwise expressly provided in this Plan and subject to the applicable rules of a Listing Market, if any, the Board may exercise any power or authority granted to the Committee under this Plan and in that case, references herein shall be deemed to include references to the Board.  In the event the Company is a Publicly Held Corporation and (and subject to the limitations imposed by Sections 3(a) and 3(b) hereof) the Board elects to administer the Plan, to the extent the Plan is administered by only those Directors who are Independent Directors, references herein to the “Committee” shall be deemed to include references to the Independent members of the Board.  The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.  Notwithstanding the foregoing, only in the event that the Committee consists solely of Independent Directors shall the Committee have sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director.  For the avoidance of doubt and ambiguity, the Committee need not consist solely of Independent Directors so long as the Committee consists of Directors who satisfy the eligibility requirements to act validly on any matter within the purview of clauses (i), (ii) or (iii) of the immediately preceding sentence.

6

(b) Manner of Exercise of Committee Authority.

Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.  The Committee may appoint agents to assist it in administering the Plan.  Any such delegations shall be set forth in a written instrument that specifies the persons authorized to act thereunder and the terms and limitations of such authority, which writing shall be delivered to any of the Company’s Chief Financial Officer, Principal Accounting Officer and General Counsel before any authority may be exercised.

(c) Limitation of Liability

.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan

.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be thirty million (30,000,000) Shares1.2  Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted.  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.

.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period.  Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market, if applicable.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be two hundred fifty (250) Shares.

7

5. Eligibility; Per-Person Award Limitations

.  Awards may be granted under the Plan only to Eligible Persons.  Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than six million (6,000,000) Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than six million (6,000,000) Shares.  In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) five million dollars ($5,000,000) with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, five million dollars ($5,000,000) multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General

.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options

.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.  Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with  Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, if applicable, without approval of the Company's shareholders.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder, if applicable, or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification.  Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

8

(c) Stock Appreciation Rights

.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant price of a Stock Appreciation Right  shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.  Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with  Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, if applicable, without shareholder approval.

(ii) Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option.  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards

.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).  During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan.  Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

9

(e) Restricted Stock Unit Awards

.  The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant).  In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.  The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant.  If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations

.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents

.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h) Performance Awards

.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years.  Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

10

(i) Other Stock-Based Awards

.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder, if applicable, or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards

.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in compliance with Section 409A of the Code.

(b) Term of Awards

.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals

.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant.  Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, if applicable, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price.  Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)           Exemptions from Section 16(b) Liability.  If the Company is a Publicly Held Corporation, it is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

11

(e)           Code Section 409A

.

(i)           The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)           If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:
(A)           Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)           In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)           Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. Code Section 162(m) Provisions.

(a) Covered Employees.

If the Company is a Publicly Held Corporation, then the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

12

(b) Performance Criteria

.  If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals.  Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share.  Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company.  In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals

.  Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee.  Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments

.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8.  The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification

.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.”

  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the termination of a Participant’s Continuous Service without Cause by the Company or any Related Entity or by the Participant for Good Reason within 24 months following the occurrence of an event constituting a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

13

(b) Definition of “Change in Control”

.  Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners of more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date possesses Beneficial Ownership of a Controlling Interest) Beneficially Owns fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

10. General Provisions.

(a) Compliance With Legal and Other Requirements

.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, if applicable, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries

.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

14

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction).  For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.  The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction).  A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that in the event the Company is a Publicly Held Corporation, no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.  Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.  Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Taxes

.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

15

(e) Changes to the Plan and Awards

.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, if applicable, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of any previously granted and outstanding Award.

(f) Limitation on Rights Conferred Under Plan

.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company nor any of the Company’s officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts

.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan

.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares

.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law

.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

16

(k) Non-U.S. Laws

.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan

.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable  requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan.  Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained.  The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date.  Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

MIA18164735010

1 Amended on June 3, 2012 to 15,000,000 shares as a result of a 1 for 2 reverse split.

2 Amended on August 27, 2012 to 30,000,000 shares.

17